Exhibit 10.2

投票權代理協議

Voting Rights Proxy Agreement

本投票權代理協議（下稱“本協議”)由下列各方於2022年9月7日在中華民國新北市簽訂：

This Voting Rights Proxy Agreement (“Agreement”) is made and entered into in New Taipei City, Taiwan (R.O.C) on September 7 , 2022 by and among the following Parties:

1.	施漢捷 （以下稱為“股東”）

Shih, Han-Chieh （hereinafter referred to as the “Existing Shareholder”）

2.	Nocera, Inc. （以下稱為“NOCERA”）：

註册地：中華民國新北市汐止區大同路一段185號3樓

Nocera, Inc. （hereinafter referred to as “NOCERA”）

Registered Address: 3F., No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei

City 221 , Taiwan (R.O.C.)

3.	美心團膳開發股份有公司 ____（以下稱為“國内公司”）

註册地：中華民國台北市南港區重陽路166巷7號1樓

Meixin Institutional Food Development Co., Ltd. （hereinafter referred to as the “Domestic Company”）

Registered Address: 1F., No. 7, Ln. 166, Chongyang Rd., Nangang Dist., Taipei City 115, Taiwan (R.O.C.)

在本協議中，NOCERA、股東和國内公司以下各稱“一方”，合稱“各方”。

In this Agreement, each of NOCERA, Existing Shareholders and Domestic Company shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鑒于：

Whereas:

1.	現有股東合計持有本公司100％股權，其中施漢捷持有本公司80％股權；

The Existing Shareholders own 100% equity interest in the Domestic Company in total, of which, Shih, Han-Chieh holds 80% equity interest in the Domestic Company.

2.	現有股東擬委託NOCERA或NOCERA指定的個人行使其在國内公司的投票權，而NOCERA或該個人願意接受該委託。

The Existing Shareholders intend to entrust NOCERA or the individual designated by NOCERA to exercise their voting rights in the Domestic Company, and NOCERA or such individual is willing to accept such entrustment.

因此，三方在友好協商後，特此同意如下：

NOW, THEREFORE, the Parties, upon friendly negotiation, hereby agree as follows:

1.	投票權委託

Voting Rights Entrustment

1.1現有股東特此不可撤銷地承諾，將在執行本協議後以附件1的形式和内容分别執行授權委託書，授權NOCERA或由NOCERA指定的個人（“代理人”）根據當時有效的國內公司章程（统稱“權力”）以國内公司股東的身份行使以下權利：

The Existing Shareholders hereby irrevocably undertake that they will severally execute a power of attorney in the form and substance of Appendix 1 hereto upon execution of this Agreement whereby they authorize NOCERA or the individual then designated by NOCERA (“Attorney”）to exercise, on their behalf，the following rights available to them in their capacity as a shareholder of the Domestic Company under the then effective articles of association of the Domestic Company (collectively, “Powers”)：

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（a）	根據國内公司的組織章程，代表現有股東召開及出席股東會會議；

to propose the convening of, and attend, shareholders’ meetings in accordance with the articles of association of the Domestic Company on behalf of the Existing Shareholders;

（b）	代表現有股東就股東大會所需審議及決議的所有事宜行使投票權，包括但不限于國内公司董事及其他由股東委任及罷免的高管人員的委任及選舉， 股東在國内公司持有的全部或部分股權的出售或轉讓；

to exercise voting rights on behalf of the Existing Shareholders on all matters required to be deliberated and resolved by the shareholders’ meeting, including without limitation the appointment and election of the directors and other executives to be appointed and removed by the shareholders, of the Domestic Company, the sale or transfer of all or part of the equity held by shareholders in the Domestic Company;

（c）	根據國内公司章程规定行使其他股東的投票權（包括此類公司章程修改時而規定的任何其他股東投票權）；

to exercise other shareholders’ voting rights under the articles of association of the Domestic Company (including any other shareholders’ voting rights stipulated upon an amendment to such articles of association);

（d）	股東根據中華民國法律經修訂，補充和重新制定而享有的其他投票權，無論其是在本協議簽訂之前還是之後生效。現有股東不得撤銷授予委託書的授權及委託， 惟NOCERA向現有股東發出書面通知，要求更换代理人，則現有股東須立即委任該另一人為當時NOCERA指定行使上述權利的， 新的授權和委託在授予後立即取代原授權和委託。

other voting rights that shareholders shall enjoy under the Taiwan (R.O.C) laws, as amended, revised, supplemented and re-enactd, no matter whether they take effect before or after the conclusion of this Agreement. The Existing Shareholders shall not revoke the authorization and entrustment accorded to the Attorney other than in the case where NOCERA gives the Existing Shareholders a written notice requesting the replacement of the Attorney, in which event the Existing Shareholders shall immediately appoint such other person as then designated by NOCERA to exercise the foregoing Powers and such new authorization and entrustment shall supersede, immediately upon its grant, the original authorization and entrustment.

1.2代理人應當謹慎小心、合法履行委託授權書;現有股東確認並承擔因上述權力由代理人行使而產生的任何法律後果的責任。

The Attorney shall, acting with care and diligence, lawfully fulfill the entrusted duties within the scope of authorization hereunder; the Existing Shareholders acknowledge, and assume liability for, any legal consequences arising out of the exercise by the Attorney of the foregoing Powers.

1.3現有股東特此確認，在行使上述權力時，代理人不會被要求徵求現有股東的意見，但代理人應立即（以事後方式）通知現有股東所有已通過決議案或任何決議案以及臨時股東大會的提案。

The Existing Shareholders hereby acknowledge that the Attorney will not be required to solicit the opinions of the Existing Shareholders when exercising the foregoing Powers, provided that the Attorney shall promptly inform the Existing Shareholders (on an ex-post basis) of all resolutions adopted or any proposal for an extraordinary shareholders’ meeting.

1.4現有股東特此承諾，一經簽署本協議，無論其在國内公司的股權如何變更，他們將授權代理人行使其時對國内公司的所有股東權利，未經NOCERA事先書面同意不得行使任何權力。

The Existing Shareholders hereby undertake that, upon execution of this Agreement, irrespective of how their shareholding in the Domestic Company changes, they will authorize the Attorney to exercise all shareholder rights they have to the Domestic Company, and shall not exercise any Powers without prior written consent of NOCERA.

2.	獲得信息權

Right to Information

為了行使本協議下的權力，代理人有權獲知國内公司的運营，商業活动，客户，財務，員工和其他事項，並獲取國内公司的相關文件；現有股東與國內公司應就此提供全面配合。

For the purpose of the exercise of the Powers hereunder, the Attorney shall have the right to be informed of the operations, business, customers, finances, employees and other matters of the Domestic Company and to access relevant documents of the Domestic Company; the Existing Shareholders and the Domestic Company shall provide full cooperation with respect thereto.

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3.	行使權力

Exercise of Powers

3.1現有股東應就代理人權力的行使提供全面協助，包括在必要時（例如，為了滿足政府機關批准，登記和備案有關的文件提交要求）及時簽署代理人通過的股東會議、決議或其他相關法律文件。

The Existing Shareholders shall provide full assistance with respect to the exercise by the Attorney of the Powers, including, where necessary (e.g., in order to meet the document submission requirements in connection with governmental authority approval, registration and filing), timely executing the shareholders’ meeting resolutions adopted by the Attorney or other relevant legal documents.

3.2如果在本協議期限内的任何時間，由於任何原因（現有股東或國内公司違約除外）無法實現本協議下授予或行使權力，則三方應立即採用最接近不可實現條款的替代方案，並在必要時訂立補充協議以修訂或修改本協議的條款來繼續達成本協議目的。

If at any time during the term hereof, the grant or exercise of the Powers 時hereunder cannot be realized for any reason (other than a breach by the Existing Shareholders or the Domestic Company)，the Parties shall immediately seek an alternative scheme closest to the unrealizable provisions and shall, when necessary, enter into a supplementary agreement to amend or modify the terms hereof so that the purpose of this Agreement may continue to be achieved.

4.	豁免和赔償

Exemption and Compensation

4.1各方承諾，在任何情況下，均不得要求NOCERA或由NOCERA指定的個人向現有股東及國内公司或任何第三方就本協議規定的權力行使承擔任何責任或提供任何經濟或其他補償。

The Parties acknowledge that in no event shall NOCERA be required to bear any liability or provide any economic or other compensation to the other Parties or to any third party in connection with the exercise of the Powers hereunder by NOCERA or the individual(s) designated by NOCERA.

4.2現有股東及國内公司同意對NOCERA或NOCERA指定的個人進行賠償，以防止NOCERA或代理人因行使權力而遭受或可能遭受的任何及所有損失，包括但不限于任何訴訟，追索權，仲裁或任何第三方針對NOCERA或代理人提出的索賠或任何政府機關的任何行政調查或制裁，除非此類損失是由代理人的任何故意不當行為或重大過失造成的。

The Existing Shareholders and the Domestic Company agree to indemnify and hold harmless NOCERA or the individual(s) designated by NOCERA against any and all losses NOCERA or such individual(s) suffers or may suffer as a result of the exercise of the Powers, including without limitation any losses arising out of any suit, recourse, arbitration or claims brought by any third party against NOCERA or such individual(s) or any administrative investigation or sanction by any governmental authorities, unless such losses are caused by any willful misconduct or gross negligence of the Attorney.

5.	陳述和保證

Representations and Warranties

5.1現有股東各自特此聲明並保證：

The Existing Shareholders hereby severally represent and warrant that:

5.1.1現有股東為具有完全民事行為能力的中華民國自然人，具有完全和獨立的法律地位和能力以及履行本協議的適當授權，可以作為獨立的一方起訴或被起訴。或，現有股東為根據公司註册地法律合法註册並有效存在的有限責任公司，具有獨立法人资格和，具有簽署和履行本協議的完全、獨立法律地位和能力，可以作為獨立的一方起訴或被起訴。

They are Taiwan (R.O.C) natural persons with full capacity for civil conduct, have full and independent legal status and capacity and proper authorization to execute, deliver and perform this Agreement and may sue or be sued as an independent party. Or, they are each a limited liability company duly registered and lawfully existing under the laws of the place of incorporation with independent legal personality，have full and independent legal status and capacity to execute, deliver and perform this Agreement and may sue or be sued as an independent party.

5.1.2現有股東擁有執行和簽署本協議、本協議項下擬進行交易而應簽署的所有其他文件，以及完成交易的全部權力和授權。本協議將由其合法、正式簽署並履行，對其構成合法有效的约束。

They have full power and authorization to execute and deliver this Agreement and all other documents to be executed by them in connection with the transactions contemplated hereunder as well as full power and authorization to consummate the transactions contemplated hereunder. This Agreement will be lawfully and duly executed and delivered by them and will constitute their legal and binding obligations enforceable against them in accordance with its terms.

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5.1.3截至本協議生效時，現有股東是國内公司記錄的合法所有人；除現有股東，國内公司及NOCERA根據本協議及股權質押協議及獨家認購權協議所創設的權利外，股東權力均不附加任何第三方權利。根據本協議，代理人可根據當時有效的國内公司章程全面及完全行使權力。

They are the legal owners of record of the Domestic Company as of the time of effectiveness of this Agreement; other than the rights created under this Agreement and the Equity Pledge Agreement and the Exclusive Call Option Agreement by and among the Existing Shareholders, the Domestic Company and NOCERA, the Powers are free from any third party rights. Pursuant to this Agreement, the Attorney may fully and completely exercise the Powers under the then effective articles of association of the Domestic Company.

5.2 NOCERA和國内公司特此聲明並保證：

NOCERA and the Domestic Company hereby severally represent and warrant that:

5.2.1他們均為根據公司註册地法律合法註册並有效存在的有限責任公司，具有獨立法人資格，具有簽署和履行本協議的完全、獨立法律地位和能力，可以作為獨立的一方起訴或被起訴。

They are each a limited liability company duly registered and lawfully existing under the laws of the place of incorporation with independent legal personality，have full and independent legal status and capacity to execute, deliver and perform this Agreement and may sue or be sued as an independent party.

5.2.2他們擁有執行和簽署本協議、本協議項下擬進行交易而應簽署的所有其他文件，以及完成交易的全部權力和授權。

They have full internal corporate power and authorization to execute and deliver this Agreement and all other documents to be executed by them in connection with the transactions contemplated hereunder as well as full power and authorization to consummate the transactions contemplated hereunder.

5.3國内公司進一步聲明並保證：

The Domestic Company further represents and warrants that:

5.3.1現有股東是截至本協議生效時，國内公司記錄的合法所有人。除現有股東，國内公司及NOCERA根據根據本協議及股權質押協議及獨家認購權協議所創設的權利外，股東權力均不附加任何第三方權利。根據本協議，代理人可根據當時有效的國内公司章程全面及完全行使權力。

The Existing Shareholders are the legal owners of record of the Domestic Company as of the time of effectiveness of this Agreement; other than the rights created under this Agreement and the Equity Pledge Agreement and the Exclusive Call Option Agreement by and among the Existing Shareholders, the Domestic Company and NOCERA, the Powers are free from any third party rights. Pursuant to this Agreement, the Attorney may fully and completely exercise the Powers under the then effective articles of association of the Domestic Company.

6.	協議期限

Term of Agreement

6.1根據本協議第6.2條和第6.3條的規定，本協議自當事人正式簽署之日起生效，除非雙方通過書面協議或根據本協議第6.4條提前终止，否則本協議有效期為十（10）年。該期限屆滿後，除非NOCERA提前三十（30）天通知其他方不續约，否則本協議將自動續簽一（1）年，依此類推。

Subject to Article 6.2 and Article 6.3 hereof, this Agreement shall become effective as from the date it is duly executed by the Parties hereto, and, unless terminated early by the Parties by written agreement or in accordance with Article 6.4 hereof, this Agreement shall remain valid for a period of ten (10) years. Upon expiry of the term, unless NOCERA has by a thirty (30) days’ prior notice notified the other Parties not to renew，this Agreement shall be automatically renewed for one (1) year and so on.

6.2本協議各方應在各自营業期限到期前三個月内完成批准和註册程序，以延長其營業期限，以便本協議的期限可以繼續。

Each Party hereto shall complete the approval and registration procedures to extend its business term within three months before expiry thereof, so that the term of this Agreement may continue.

6.3如果任何一位現有股東在事先獲得NOCERA同意的情况下轉讓其在國内公司的全部股權，則轉讓的現有股東不再是本協議的一方，但本協議下其他締約的義務和承諾不受到不利影響。若經NOCERA事先書面同意，任何現有股東轉讓其于國内公司的全部或部分股權，該現有股東承諾取得該等權益受讓人同意繼承及履行本協議項下現有股東的義務、承諾和協議所有責任的書面確認。

If either of the Existing Shareholders assigns, with prior consent of NOCERA, all of his equity in the Domestic Company, the transferring Existing Shareholder shall cease to be a Party hereto, while the obligations and covenants of other Parities hereunder shall not be adversely affected thereby. If, with prior written consent of NOCERA, any Existing Shareholder transfers all or part of his equity in the Domestic Company, such Existing Shareholder undertakes to obtain written confirmation of the transferee of such equity whereby such transferee agrees to inherit and perform all liabilities, obligations and covenants of such Existing Shareholder hereunder.

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6.4 終止

Termination

（a）	到期日終止。本協議將在期限屆滿之日終止，除非根據本協議的有關規定予以延長。

Termination on Expiry Date. This Agreement shall terminate on the expiry date of the term unless it is extended in accordance with relevant provisions hereof.

（b）	提前終止。在本協議有效期内，現有股東或國内公司不得提前終止本協議。儘管有上述規定，NOCERA可以在任何時候提前三十（30） 天向其他方發出書面通知終止本協議。

Early Termination. During the term of this Agreement, the Existing Shareholders or the Domestic Company shall not early terminate this Agreement. Notwithstanding the foregoing, NOCERA may at any time issue a written notice to other Parties thirty (30) days in advance to terminate this Agreement.

（c）	繼續有效。本協議終止後，各方根據第七條，第八條和第九條享有的權利和義務繼續存在。

Survival. Upon termination of this Agreement, the rights and obligations of the Parties under Article 7, Article 8 and Article 9 shall survive.

7.	保密義務

Confidentiality Obligation

7.1無論本協議是否已终止，各方均應嚴格保密商業秘密，獨家信息，客户信息以及在協商和履行期間了解其他各方保密性質的任何其他相關信息（统稱為“機密信息”）。除非從披露機密信息的一方獲得事先書面同意或者相關法律或法規或適用的上市規則要求向第三方披露，否則接收保密信息的一方不得向任何第三方披露任何保密信息。除為執行本協議之外，接收保密信息的一方不得直接或間接使用任何保密信息。

Irrespective of whether this Agreement has been terminated, each of the Parties shall maintain in strict confidence the trade secrets, proprietary information, customer information and any other information of a confidential nature of the other Parties coming into its/his knowledge during the conclusion and performance of this Agreement (collectively, “Confidential Information”). Except where prior written consent has been obtained from the Party disclosing the Confidential Information or where disclosure to a third party is mandated by relevant laws or regulations or by applicable listing rules, the Party receiving the Confidential Information shall not disclose any Confidential Information to any third party; the Party receiving the Confidential Information shall not use, either directly or indirectly, any Confidential Information other than for the purpose of performing this Agreement.

7.2以下信息不構成保密信息：

The following information shall not constitute the Confidential Information:

（a）	任何資料，如書面證據所示，先前已通過合法途徑為接收方所知；或

any information which, as shown by written evidence, has previously been known to the receiving Party by way of legal means; or

（b）	非因接收方的過失而進入公共領域的任何信息；或者

any information which enters the public domain other than as a result of a fault of the receiving Party; or

（c）	接收方在收到相關信息後從其他來源合法獲得的任何信息。

any information lawfully acquired by the receiving Party from other source subsequent to the receipt of relevant information.

7.3接收方可以向其相關員工，代理人或其聘用的專業人员披露保密信息，前提是該接收方應確保此類人員遵守本協議的相關條款和條件，並承擔由其違反本協議的相關條款和條件產生的任何責任。

A receiving Party may disclose the Confidential Information to its relevant employees, agents or its engaged professionals, provided that such receiving Party shall ensure that such persons shall comply with relevant terms and conditions of this Agreement and that it shall assume any liability arising out of any breach by such persons of relevant terms and conditions of this Agreement.

7.4儘管本協議有任何其他規定，本條款的有效性不受本協議終止的影響。

Notwithstanding any other provisions of this Agreement, the validity of this Article shall not be affected by termination of this Agreement.

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8.	違約責任和賠償

Default Liabilities and Indemnity

8.1各方同意並確認，如果本協議的任何一方（“違約方”）嚴重違反本協議的任何條款，或實質上未履行或延遲履行本協議項下的任何義務，則應構成本協議下的違約（“違約”），則任何其他非違約方（“非違約方”）可以要求違約方在合理的期限内進行更正或者採取補救措施。如果違約方仍然未能在合理的時限或他方以書面形式通知違約方並要求更正後的十天（ 10）内進行更正或採取補救措施，則：

The Parties agree and confirm that if any Party hereto (“Breaching Party”）materially breaches any provision hereof, or materially fails to perform or delays in perform any obligation hereunder, it shall constitute a default hereunder (“Default”),and any of other non-breaching Parties (“Non-breaching Parties”) may request the Breaching Party to make correction or take remedy within a reasonable time limit. Should the Breaching Party still fail to make correction or take remedy within such reasonable time limit or ten (10) days after the other Party notifies the Breaching Party in writing and requests for correction, then:

（a）	如果違約方是任何現有股東或國内公司，NOCERA有權終止本協議並要求違約方支付違約金；或

If the Breaching Party is any Existing Shareholder or the Domestic Company, NOCERA shall have the right to terminate this Agreement and request the Breaching Party to pay liquidated damages; or

（b）	如果違約方是NOCERA，非違約方有權要求違約方支付違約金，前提是非違約方無權終止或撤銷本協議，除非法律另有規定。

If the Breaching Party is NOCERA, the Non-breaching Party shall have the right request the Breaching Party to pay liquidated damages, provided that the Non-breaching Party shall have no right to terminate or rescind this Agreement, unless otherwise stipulated by the laws.

8.2儘管本協議有其他規定，本條款的有效性不受本協議的任何暫停或終止的影響。

Notwithstanding any other provisions of this Agreement, the validity of this Article shall not be affected by any suspension or termination of this Agreement.

8.3賠償。現有股東須就NOCERA因履行本協議而產生的任何訴訟，索償或其他要求而產生的任何損失，損害，責任或支出，向本公司提供完全賠償。現有股東保證NOCERA不會因現有股東的任何行為或任何第三方因現有股東的行為而提出的任何索賠而對NOCERA造成任何損失和損害。

Indemnity. The Existing Shareholders shall fully indemnify NOCERA against any loss，damage，liability and/or cost resulting from any action, claim or other demand made against NOCERA due to or arising out of the performance of this Agreement, and hold NOCERA harmless from any loss and damage caused to NOCERA by any act of the Existing Shareholders or any claim made by any third party due to the act of the Existing Shareholders.

9.	適用法律和争議解決

Applicable Laws and Dispute Resolution

9.1本協議的訂立、效力、解釋、履行、修改和終止以及争議的解決均適用中華民國法律。

Applicable Laws. The formation, validity, interpretation, performance of, and the resolution of dispute arising out of，this Agreement shall be governed by the Taiwan (R.O.C) laws.

9.2爭議解決。因解釋和履行本協議而發生的任何爭議，本協議各方首先通過友好協商的方式加以解決。如果與本協定有關或由本協定引起的任何爭議無法通過友好協商解決，任何一方均可將此類爭議提交中華民國地方法院仲裁，並根據其當時有效的仲裁規則在中華民國解決紛爭。對於本協議下的仲裁，仲裁庭應由三名仲裁員組成。申請人和被申請人各自指定一名仲裁員，第三名仲裁員由上述兩名仲裁員經協商或由中華民國地方法院委任。仲裁裁決是終局的，對雙方具有法律約束力。除仲裁裁決另有規定外，所有費用應由敗方承擔。雙方一致同意仲裁不得公開進行。

Dispute Resolution. Any dispute arising out of or in connection with this Agreement shall be resolved by the Parties upon friendly negotiation. If any dispute in connection with or arising out of this Agreement cannot be resolved through friendly negotiation, either Party may submit such dispute to Taiwan (R.O.C) District Court to be administered in Taiwan (R.O.C) in accordance with its arbitration rules then in force. For the arbitration hereunder, the arbitration tribunal shall consist of three arbitrators. The applicant and the respondent shall each appoint one arbitrator, and the third arbitrator shall be appointed by the said two arbitrators upon negotiation or appointed by Taiwan (R.O.C) District Court. The arbitration award shall be final and legally binding upon the Parties. Except as otherwise provided in the arbitration award, all costs shall be borne by the defeated Party. The Parties unanimously agree that the arbitration shall not be conducted publicly.

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10.	法律變更

Change in Law

本協議生效後，如果中華民國的任何中央或地方立法或行政機關修改任何中央或地方法律，法規，條例或其他規範性文件，包括修改，補充，廢除，解釋或公布任何實施方法或規則現行法律，法規，條例或其他規範性文件（統稱“修訂”），或者發布新的法律，法規，條例或者其他規範性文件（統稱“新規”），則在以下前提下適用：

Upon effectiveness of this Agreement, if any central or local legislative or administrative authority in the Taiwan (R.O.C) amends any central or local Taiwan (R.O.C) law, regulation, ordinance or other normative document, including amending, supplementing, repealing, interpreting or publishing implementing methods or rules for any existing law, regulation, ordinance or other normative document (collectively referred to as the “Amendment”), or issuing any new law, regulation, ordinance or other normative document(collectively referred to as “New Regulation’’),the following provisions shall apply:

10.1如果修訂或新規對一方比本協議有效期内的適用法律有利（而另一方不會因此產生任何重大不利影響），則各方應及時向有關當局申請（如有必要）以獲取此類利益，各方應盡一切努力促使獲取此類許可。

If the Amendment or New Regulation is more favorable to any Party than any applicable law, regulation, ordinance or other normative document then in force on the effective date of this Agreement (and the other Party will not thus be imposed any material adverse effect), then the Parties shall timely apply to relevant authority (if necessary) for obtaining the benefits of such Amendment or New Regulation. The Parties shall make every effort to procure the approval of such application.

10.2如果由於修訂或新規對NOCERA的經濟利益有任何直接或間接的重大不利影響，並且各方不能按照本協議之規定解決對NOCERA經濟利益的不利影響，則在NOCERA通知其他各方後，各方應及時協商對本協議進行所有必要的修改，以最大限度地保護NOCERA的經濟利益。

If, due to the Amendment or New Regulation, there is any direct or indirect material adverse effect on the economic interests of NOCERA hereunder, and the Parties cannot solve such adverse effect imposed on the economic interests of NOCERA in accordance with the provisions of this Agreement, then after NOCERA notifies the other Parties, the Parties shall timely negotiate to make all requisite amendment to this Agreement to maximally protect the economic interests of NOCERA hereunder.

11.	不可抗力

Force Majeure

11.1“不可抗力事件”是指任何超出締約方合理控制範圍的事件，並且不能通過受影響方的合理注意義務來防止，包括但不限于自然災害，戰争和暴動，但欠缺債信，資本或資金不視為超出一方合理控制範圍。如果發生不可抗力事件延遲或妨礙履行本協議，受影響的一方對此類延遲或無法履行不承擔責任。尋求免除本協議履約義務或本協議任何條款規定的受影響方應立即通知他方被免除的義務和完成履行應採取的措施。

A “Force Majeure Event” refers to any event that is beyond the reasonable control of a Party and cannot be prevented with reasonable care of the affected Party, including but not limited to natural disasters, war and riot. However, any shortage of credit, capital or finance shall not be regarded as an event beyond the reasonable control of a Party. In the event that the occurrence of a Force Majeure Event delays or prevents the performance of this Agreement, the affected Party shall not be liable for any obligations hereunder only for such delayed or prevented performance. The affected Party who seeks to be exempt from the performance obligation under this Agreement or any provision hereof shall inform the other Party, without delay, of the exemption of obligation and the approaches that shall be taken to complete performance.

11.2只有當協議受影響方已盡一切合理努力履行本協議時，尋求豁免義務的一方始可免除履行被延遲或被阻礙的義務，而不承擔任何責任。一旦此類責任免除的原因被纠正或修補，各方同意盡最大努力恢復履行本協議。

The Party affected by Force Majeure Event shall not assume any liability hereunder, provided that only when the affected Party has made all reasonable efforts to perform this Agreement, the Party who seeks exemption of obligation may be exempted from performing such obligation and only to the extent of the delayed or impeded performance. Once the cause for such exemption of liability is corrected and remedied, each Party agrees to use his or its best efforts to resume the performance of this Agreement.

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12.	其他

Miscellaneous

12.1通知。根據本協議發出的所有通知均應通過專人遞送、傳真或掛號郵件發送。如果通過掛號郵件發送，則在簽署收到掛號郵件的回執之日視為有效地發出通知。通過專人遞送或傳真傳送時，則視為于交付之日發出通知。通過傳真發送的通知的原件應通過掛號郵件發送或在通過傳真發送後由專人遞送。

Notice. All notices required to be given pursuant to this Agreement shall be delivered personally or sent by facsimile transmission or registered mail. A notice shall be deemed effectively given on the date of the signature on the receipt of the registered mail if sent by registered mail, or on the date of delivery if given by personal delivery or facsimile transmission. The original copy of the notice sent by facsimile transmission shall be sent by registered mail or delivered personally immediately after being sent by facsimile transmission.

12.2進一步保證。各方同意立即簽訂為履行本協議條款和目的而合理需要的其他文件，並採取有助于履行本協議條款和目的的進一步合理行動。

Further Assurance. The Parties agree to promptly execute documents that are reasonably required for the implementation of the provisions and purpose of this Agreement and take further actions that are reasonably required for the implementation of the provisions and purpose of this Agreement.

12.3完整協議。除本協議簽署之後的書面修改，補充或變更外，本協議應構成三方就本協議内容達成的完整協議，並取代所有事先的口頭和書面協商。

Entire Agreement. Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

12.4標題。本協議的標題權為方便起見，不得用于解釋或以其他方式影響本協議條款的含義。

Headings. The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

12.5税收和費用。各方應各自承擔因本協議的簽署和履行而產生的任何和所有税費。

Taxes and Expenses. Each Party shall bear any and all taxes and expenses occurring to or levied on it with respect to the execution and performance of this Agreement.

12.6轉讓協議。未經NOCERA事先書面同意，國内公司不得轉讓本協議項下權利和義務予任何第三方。國内公司特此同意NOCERA可將其在本協議項下的權利和義務轉讓给任何第三方，在這種情况下，NOCERA只需向國内公司發送書面通知，而無需進一步徵得國内公司的同意。

Transfer of Agreement. Without prior written consent of NOCERA, the Domestic Company may not assign its rights and obligations hereunder to any third party. The Domestic Company hereby agrees that NOCERA may assign its rights and obligations hereunder to any third party, in which case NOCERA only needs to send a written notice to the Domestic Company, without further obtaining the consent of the Domestic Company for such assignment.

12.7承繼。本協議對締約方各自的繼承人及經許可的受讓人發生拘束力。

Succession. This Agreement shall be inure to the benefits of and binding upon the respective successors and permitted assigns of each Party

12.8可分割性。如果本協議的任何條款因相關法律不一致而無效或不可執行，則該條款在相關法律適用的範圍内被視為無效或不可執行，且不會影響本協議其他條款的法律效力。

Severability. If any provision of this Agreement is invalid or unenforceable due to inconsistency with relevant laws, such provision shall be deemed invalid or unenforceable only to the extent where the relevant laws apply, and will not affect the legal validity of other provisions of this Agreement.

12.9豁免。任一締約方均可豁免本協議的條款和條件，前提是此類豁免權在以書面形式提出並經各方同意和簽署後生效。如果違約之一方在特定情况下得到他方的豁免，該豁免不構成也取得其他類似違約行為的豁免。

Waiver. Any Party may waive the terms and conditions of this Agreement, provided that such waiver shall only become effective if made in writing and agreed and signed by the Parties. No waiver by a Party of the breach by the other Party in a specific case shall operate as a waiver by such Party of any similar breach by the other Party in other cases.

12.10協議的修正和補充。各方應通過書面文書修改和補充本協議。經各方妥善簽署後，該修改和補充將成為本協議的组成部分，並具有與本協議相同的法律效力。

Amendment and supplement of Agreement. The Parties shall amend and supplement this Agreement by a written instrument. Any amendment and supplement will become an integral part of this Agreement after proper execution by the Parties and have same legal effect as this Agreement.

12.11份數及語言。本協議應以中、英文書就，一式兩份，各方各持一份，各份具有同等效力。如果中、英文發生不一致，則以英文版本為準。

Counterpart and Language. This Agreement shall be written in Chinese and English and made in two copies, with each Party hereto holding one copy with the same effect. In the event of any inconsistency between Chinese and English, the English version shall prevail.

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股東：

Existing Shareholder: /s/ Shih, Han- Chieh

簽字：

Signature: Han- Chieh Shih

職務：

Title: G.M. Shih, Han- Chieh

Nocera, Inc.

簽字：

Signature： /s/ Yin-Chieh Cheng

姓名： 鄭英杰

Name：Cheng, Yin-Chieh

職務：

Title： CEO

國内公司： 美心團膳開發股份有限公司

Domestic Company：Meixin Institutional Food Development Co., Ltd..

簽字：

Signature：/s/ Shih, Han- Chieh

姓名： 施漢捷

Name：Shih, Han- Chieh

職務：

Title：G.M.

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件一：

Appendix 1:

授權書

POWER OF ATTORNEY

由于施漢捷簽署的本授權書，授權鄭英杰或Nocera公司作為代理人（以下簡稱“代理人”）。

POWER OF ATTORNEY executed by Shih, Han-Chieh on September 7, 2022, is issued in favor of Cheng, Yin-Chieh or the individual designated by Nocera, Inc. (hereinafter referred to as the “Attorney”).

我，特此授予代理人全權代表，以我的名義，以我作為美心團膳開發股份有限公司（“國內公司”）股東身份享有以下權利：

I, hereby grant to the Attorney full power and authority to exercise, on my behalf and in my name, the following rights enjoyed by myself in my capacity as a shareholder of Meixin Institutional Food Development Co., Ltd. (“Domestic Company“)：

（1）根據國内公司章程，代表我提議召開和出席股東大會;

to propose the convening of，and attend，shareholders’ meeting on my behalf in accordance with the articles of association of the Domestic Company;

（2）代表我就股東大會審議和決議的所有事項行使表決權，包括但不限于國内公司股東大會任命和罷免的董事及其他高管的任命和選任，出售或轉讓股東在國内公司持有的全部或部分股權;

to exercise voting rights on my behalf on all matters deliberated and resolved by the shareholders’ meeting，including without limitation the appointment and election of the directors and other executives to be appointed and removed by the shareholders’ meeting，of the Domestic Company，the sale or transfer of all or part of the equity held by shareholders in the Domestic Company;

（3）代表我行使本公司章程规定的其他股東表決權（包括任何其他股東在修改该章程後產生的投票權）;

to exercise other shareholders’ voting rights under the articles of association of the Company on my behalf (including any other shareholders’ voting rights arising after an amendment to such articles of association);

（4）股東根據中華民國法律享有的其他投票權，無論是在本協議簽订之前還是之後生效，經修改，修訂，補充和重新制定。

other voting rights that shareholders shall enjoy under the Taiwan (R.O.C) laws, as amended, revised, supplemented and re-enactd, no matter whether they take effect before or after the conclusion of this Agreement.

本人特此不可撤銷地確認，除非Nocera已發出要求更换代理人的指示，否则本授權書將保持有效，直至2032 年9月7日 本投票權代理協議到期或提前终止為止。

I hereby irrevocably confirm that unless NOCERA has issued an instruction requesting the replacement of the Attorney, this POA shall remain valid until the expiry or early termination of the Shareholders Voting Rights Proxy Agreement, dated September 7, 2032, entered into among NOCERA, the Domestic Company and the Existing Shareholders of the Domestic Company.

在此見證，我特此出具此授權書。

IN WITNESS HEREOF, I hereby issue this POA.

股東：

Existing Shareholder： s/ Han-Chieh Shih

簽字：

Signature：/s/ Yin-Chieh Cheng

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